Stockholders' Equity/Deficit	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Stockholders' Equity/Deficit

9. Stockholders’ Deficit

Common Stock

At Market Issuance Sales Agreement with Stifel, Nicolaus & Company, Incorporated

Prior to the Merger, Conatus entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with Stifel, Nicolaus & Company, Incorporated (“Stifel”), pursuant to which the Conatus could sell from time to time, at its option, up to an aggregate of $35.0 million of shares of its common stock through Stifel, as sales agent. In July 2020, the Company terminated the Sales Agreement with Stifel, with no shares having been issued pursuant to the Sales Agreement.

Common Stock Purchase Agreement with Lincoln Park

In July 2020, the Company entered into a common stock purchase agreement (the “2020 Purchase Agreement”) with Lincoln Park which provides that, upon the terms and subject to the conditions and limitations in the 2020 Purchase Agreement, Lincoln Park is committed to purchase up to an aggregate of $10.0 million of shares of the Company’s common stock at the Company’s request from time to time during a 24 month period that began in July 2020 and at prices based on the market price of the Company’s common stock at the time of each sale. Upon execution of the 2020 Purchase Agreement, the Company sold 328,516 shares of common stock at $3.04399 per share to Lincoln Park for proceeds of $1.0 million. During the three and nine months ended September 30, 2020 the Company sold an additional 280,000 shares of common stock to Lincoln Park for net proceeds of approximately $0.3 million and as of September 30, 2020, approximately $8.5 million of common stock remains available for sale under the 2020 Purchase Agreement, subject to limitations on the amount of securities the Company may sell under its effective registration statement on Form S-3 within any 12 month period. In addition, in consideration for entering into the 2020 Purchase Agreement and concurrently with the execution of the 2020 Purchase Agreement, the Company issued 66,964 shares of its common stock to Lincoln Park.

Convertible Preferred Stock

In connection with the Merger, all of the outstanding shares of Private Histogen’s convertible preferred stock were converted into 5,046,154 shares of the Company’s common stock. As of December 31, 2019, Private Histogen’s convertible preferred stock is classified as temporary equity on the accompanying condensed consolidated balance sheets in accordance with authoritative guidance for the classification and measurement of potentially redeemable securities whose redemption is based upon certain change in control events outside of Private Histogen’s control, including liquidation, sale or transfer of control of Private Histogen. Private Histogen did not adjust the carrying values of the convertible preferred stock to the liquidation preferences of such shares because the occurrence of any such change of control event was not deemed probable.

The authorized, issued and outstanding shares of convertible preferred stock as of December 31, 2019 consisted of the following:

	Shares Authorized	Shares Issued and Outstanding	Liquidation Preference	Carrying Value
			(in thousands)
Series A	10,000,000	1,360,547	$9,486	$9,486
Series B	35,000,000	1,144,567	7,981	9,356
Series C	8,000,000	1,075,637	7,500	5,550
Series D	20,000,000	1,465,403	15,327	14,678

Total	73,000,000	5,046,154	$40,294	$39,070

During the nine months ended September 30, 2020, the Company issued no convertible preferred stock. During the nine months ended September 30, 2019, the Company issued 16,413 shares of Series B convertible preferred stock at $6.97 per share and 216,468 shares of Series D convertible preferred stock, of which 167,323 shares related to the PUR Settlement, at $10.46 per share.

General Rights and Preferences of Private Histogen Convertible Preferred Stock

The holders of each series of convertible preferred stock were entitled to receive noncumulative dividends at a rate of 6% per share per annum based on the original issue price. The preferred stock dividends were payable in preference and in priority to any dividends on common stock if or when any dividends had been declared by the Board of Directors. The Company’s Board of Directors have not declared any dividends during the periods presented.

The holders of the Series A, B and C convertible preferred stock were entitled to receive liquidation preferences at the rate of $6.97 per share. The Series D holders were entitled to liquidation preferences at a rate of $10.46 per share. All series holders also had a right to receive declared but unpaid dividends upon a liquidation event. The liquidation preferences to all holders of preferred stock were to have been made pari passu with payments to other series of convertible preferred stockholders and made in preference to any payments to the holders of common stock.

The shares of each series of convertible preferred stock were convertible into an equal number of shares of common stock, at the option of the holder. Likewise, at the election of the holders of the majority of the then outstanding shares of convertible preferred stock, all shares would have automatically converted to an equal number of shares of common stock. Finally, each share of preferred stock was automatically converted into common stock immediately upon the Company’s sale of its common stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, resulting in the receipt by the Company of at least $20.0 million in which the per share price is at least $31.38. The conversion from the public offering would result in the convertible preferred stockholders receiving less than one common share for each of their shares being converted.

The holders of each series of preferred stock were entitled to one vote for each share of common stock into which such preferred stock could then be converted; and with respect to such vote, such holders shall have full voting rights and powers equal to the voting rights and powers of the holders of common stock.

Common Stock Warrants

In 2016, Private Histogen issued warrants to purchase common stock as consideration for settlement of prior liability claims. The warrants for the purchase of up to 3,583 common shares at an exercise price of $23.08 a share expire on July 31, 2021. The warrants remain outstanding and unexercised for the periods presented.

In addition, at September 30, 2020, warrants to purchase 1,346 shares of common stock with an exercise price of $74.30 a share remain outstanding that were issued by Conatus in connection with obtaining financing in 2016. These warrants expire on July 3, 2023.

Stock-Based Compensation

Equity Incentive Plans

On December 18, 2017, Private Histogen established the Histogen Inc. 2017 Stock Plan (the “2017 Plan”). Under the 2017 Plan, Private Histogen was authorized to issue a maximum aggregate of 837,208 shares of common stock with adjustments for unissued or forfeited shares under the predecessor plan (the Histogen Inc. 2007 Stock Plan). In April 2019, Private Histogen amended the 2017 Plan, which increased the number of common stock available for grants by 326,711 shares. The 2017 Plan permitted the issuance of incentive stock options (“ISOs”), non-statutory stock options (“NSOs”) and Stock Purchase Rights. NSOs could be granted to employees, directors or consultants, while ISOs could be granted only to employees. Options granted vest over a maximum period of four years and expire ten years from the date of grant. In connection with the closing of the Merger, no further awards will be made under the 2017 Plan.

In May 2020, in connection with the closing of the Merger, the Company’s stockholders approved the Company’s 2020 Incentive Award Plan (the “2020 Plan”). The maximum number of shares of the Company’s common stock available for issuance under the 2020 Plan equals the sum of (a) 850,000 shares; (b) any shares of common stock of the Company which are subject to awards under the Conatus 2013 Equity Incentive Plan (the “Conatus 2013 Plan”) as of the effective date of the 2020 Plan which become available for issuance under the 2020 Plan after such date in accordance with its terms; and (c) an annual increase on the first day of each calendar year beginning with the January 1 of the calendar year following the effectiveness of the 2020 Plan and ending with the last January 1 during the initial ten year term of the 2020 Plan, equal to the lesser of (i) five percent of the number of shares of the Company’s common stock outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year, and (ii) such lesser number of shares of the Company’s common stock as determined by the Company’s board of directors.

Additionally, in connection with the closing of the Merger, no further awards will be made under the Conatus 2013 Plan. As of September 30, 2020, 116,091 fully vested options remain outstanding under the Conatus 2013 Plan with a weighted average exercise price of $37.59 per share.

The following summarizes activity related to the Company’s stock options under the 2017 Plan and the 2020 Plan for the nine months ended September 30, 2020:

	Options Outstanding	Weighted- average Exercise Price	Weighted- average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2019	1,362,173	$3.16	6.34	$2,926
Granted	124,119	$4.61
Exercised	(28,684)	$1.40
Cancelled or forfeited	(74,576)	$4.30

Outstanding at September 30, 2020	1,383,032	$3.26	5.87	$528

Vested and exercisable at September 30, 2020	897,647	$2.31	4.39	$528

Chief Executive Officer Stock Options

On January 24, 2019, the Company issued 485,178 stock options to its newly appointed Chief Executive Officer. In accordance with the original award agreement, 40% of the options would vest immediately upon an initial public offering or 45 days following a change in control, as defined in the award agreement, while the remaining 60% are subject to vesting, of which 25% vest on the first anniversary of the grant date and then ratably over the remaining 36 months.

On January 28, 2020, the award agreement was amended, which became effective upon the close of the Merger in May 2020, whereby the 40% of stock options (“Liquidity Option Shares”) subject to vesting upon an initial public offering or 45 days following a change in control will now vest immediately upon meeting certain performance and market condition-based criteria. The vesting of the Liquidity Option Shares is divided into four separate tranches, each vesting 25% of the Liquidity Option Shares, upon: (1) the closing of the proposed merger with Conatus; (2) the date that the market capitalization of the Company exceeds $200.0 million; (3) the date that the market capitalization of the Company exceeds $275.0 million, and; (4) the date that the market capitalization of the Company exceeds $300.0 million. Each vesting tranche represents a unique derived service period and therefore stock-based compensation expense for each vesting tranche is recognized on a straight-line basis over its respective derived service period. Additionally, in the event that the Chief Executive Officer’s employment with the Company is terminated without cause or he resigns for good reason, an additional portion of the stock options award will vest equal to the number of such options which would have vested in the 12 months following the date of such termination.

On May 26, 2020, in connection with the closing of the Merger, 48,517 options of the Liquidity Option Shares became fully vested as the performance condition was achieved. For the three and nine months ended September 30, 2020, the Company recognized $20,000 and $0.1 million, respectively, in total compensation expense related to the performance and market-based options, all of which is recorded in general and administrative expense in the accompanying condensed consolidated statements of operations. As of September 30, 2020, there was $0.4 million of total unrecognized compensation cost related to unvested market condition-based options.

Valuation of Stock Option Awards

The following assumptions were used to calculate the fair value of awards granted to employees, non-employees and directors:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Expected volatility	—%	70.0%	76.3%	70.0%
Risk-free interest rate	—%	1.59%	0.45%	2.54%
Expected term (in years)	—	6.25	6.25	6.25
Expected dividend yield	—	—	—	—

The compensation cost that has been included in the accompanying condensed consolidated statements of operations for all stock-based compensation arrangements is detailed as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Cost of product revenue	$(3)	$9	$16	$26
Research and development	2	9	8	31
General and administrative	126	97	432	272

Total	$125	$115	$456	$329

As of September 30, 2020, total unrecognized compensation cost related to unvested options, including unvested market condition-based options, was approximately $1.5 million which is expected to be recognized over a weighted-average period of 4.0 years.

Common Stock Reserved for Future Issuance

Common stock reserved for future issuance at September 30, 2020 is as follows:

Common stock warrants	4,929
Common stock options issued and outstanding	1,499,123
Common stock available for issuance under the 2020 Plan	725,881

Total	2,229,933

Predecessor Company [Member]
Stockholders' Equity/Deficit
7.	Stockholders’ Equity

Common Stock

In May 2017, the Company completed a public offering of 598,000 shares of its common stock at a public offering price of $55.00 per share. The shares were registered pursuant to the Company’s Registration Statement on Form S-3 filed on August 14, 2014. The Company received net proceeds of $30.6 million, after deducting underwriting discounts and commissions and offering-related transaction costs. Immediately following the offering, the Company used $11.2 million of the net proceeds to repurchase and retire 216,863 shares of its common stock from funds affiliated with Advent Private Equity (collectively Advent) at a price of $51.70 per share, which is equal to the net proceeds per share that the Company received from the offering, before expenses, pursuant to a stock purchase agreement the Company entered into with Advent in May 2017.

On August 2, 2018, the Company entered into an At Market Issuance Sales Agreement (the Sales Agreement) with Stifel, Nicolaus & Company, Incorporated (Stifel), pursuant to which the Company may sell from time to time, at its option, up to an aggregate of $35.0 million of shares of its common stock through Stifel, as sales agent. Sales of the Company’s common stock made pursuant to the Sales Agreement, if any, will be made on The Nasdaq Capital Market (Nasdaq), under the Company’s Registration Statement on Form S-3 filed on August 17, 2017 and declared effective by the SEC on November 9, 2017, by means of ordinary brokers’ transactions at market prices. Additionally, under the terms of the Sales Agreement, the Company may also sell shares of its common stock through Stifel, on Nasdaq or otherwise, at negotiated prices or at prices related to the prevailing market price. The Company will pay a commission rate equal to up to 3.0% of the gross sales price per share sold. As of December 31, 2019, no shares were issued pursuant to the Sales Agreement.

Warrants

In 2013, the Company issued warrants exercisable for 1,124,026 shares of Series B preferred stock, at an exercise price of $0.90 per share, to certain existing investors in conjunction with a private placement (the 2013 Warrants) and warrants exercisable for 111,112 shares of Series B preferred stock, at an exercise price of $0.90 per share, to Oxford Finance LLC and Silicon Valley Bank in conjunction with the Company’s entry into a loan and security agreement (the Lender Warrants). Upon completion of the Company’s initial public offering (IPO), the 2013 Warrants and the Lender Warrants became exercisable for 13,623 and 1,346 shares of common stock, respectively, at an exercise price of $74.30 per share. The 2013 Warrants expired on May 30, 2018, and the Lender Warrants will expire on July 3, 2023.

Stock Options

The Company adopted an Equity Incentive Plan in 2006 (the 2006 Plan) under which 103,030 shares of common stock were reserved for issuance to employees, nonemployee directors and consultants of the Company.

In July 2013, the Company adopted an Incentive Award Plan (the 2013 Plan), which provides for the grant of incentive stock options, nonstatutory stock options, rights to purchase restricted stock, stock appreciation rights, dividend equivalents, stock payments and restricted stock units to eligible recipients. Recipients of incentive stock options shall be eligible to purchase shares of the Company’s common stock at an exercise price equal to no less than the estimated fair market value of such stock on the date of grant. The maximum term of options granted under the 2013 Plan is ten years. Except for annual grants to non-employee directors, which vest one year from the grant date, options generally vest 25% on the first anniversary of the original vesting date, with the balance vesting monthly over the remaining three years.

Pursuant to the 2013 Plan, the Company’s management is authorized to grant stock options to the Company’s employees, directors and consultants. The number of shares available for future grant under the 2013 Plan will automatically increase each year by an amount equal to the least of (1) 100,000 shares of the Company’s common stock, (2) 5% of the outstanding shares of the Company’s common stock as of the last day of the Company’s immediately preceding fiscal year, or (3) such other amount as the Company’s board of directors may determine. Shares that remain available, that expire or otherwise terminate without having been exercised in full, and unvested shares that are forfeited to or repurchased by the Company under the 2006 Plan will roll into the 2013 Plan. As of December 31, 2019, a total of 395,143 options remain available for future grant under the 2013 Plan.

On August 31, 2017, in connection with the appointment of its new Executive Vice President, Chief Operating Officer and Chief Financial Officer, the Company granted stock options to purchase 52,500 shares of the Company’s common stock outside of its stock option plans.

The following table summarizes the Company’s stock option activity under all stock option plans for the three years ended December 31, 2019 (options in thousands):

	Number of Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)
Outstanding at December 31, 2016	339	$51.00
Granted	173	49.10
Exercised	(7)	13.20
Forfeited/cancelled/expired	(22)	60.90

Outstanding at December 31, 2017	483	50.50
Granted	94	50.80
Exercised	(22)	17.10
Forfeited/cancelled/expired	(16)	48.30

Outstanding at December 31, 2018	539	52.00
Granted	172	18.40
Exercised	—	—
Forfeited/cancelled/expired	(581)	45.10

Outstanding at December 31, 2019	130	$38.21	5.2

Exercisable at December 31, 2019	113	$42.91	4.5

The weighted-average fair value of options granted for the years ended December 31, 2019, 2018 and 2017 were $18.40, $39.30 and $37.90, respectively. The total intrinsic value of stock options exercised during the years ended December 31, 2019, 2018 and 2017 were $0.0 million, $0.6 million and $0.3 million, respectively.

At December 31, 2019, the intrinsic value of options outstanding and exercisable were $16,000 and $1,000, respectively.

Restricted Stock Units

In August 2019, the Company effected a one-time option exchange, wherein certain employees were offered the opportunity to exchange eligible outstanding stock options, whether vested or unvested, with exercise prices that are significantly higher than the current fair market value of the Company’s common stock for the grant of a lesser number of RSUs. The participants received one new RSU for every two stock options tendered for exchange. As a result, 320,036 stock options were exchanged for 160,017 RSUs. The RSUs have a one-year vesting schedule or vest upon a Change of Control, an employee’s termination without Cause, or resignation for Good Reason, each as defined in the 2013 Incentive Award Plan. The one-time option exchange was accounted for as a modification of the original award, and the difference in the fair value of the cancelled options immediately prior to the cancellation and the fair value of the modified options resulted in incremental value of approximately $0.1 million, which was calculated using the Black-Scholes model. Total stock-based compensation expense to be recognized over the requisite service period is equal to remaining unrecognized expense for the exchanged option, as of the exchange date, plus the incremental value of the modification to the award and is expected to be recorded over the one-year service term commencing August 1, 2019.

The following table summarizes the Company’s RSU activity under all equity plans for the three years ended December 31, 2019 (RSUs in thousands):

	Total RSUs	Weighted- Average Grant Date Fair Value per Share
Balance at December 31, 2018	—	$—
Granted	160	3.10
Forfeited	(15)	3.10

Balance at December 31, 2019	145	$3.10

Unrecognized compensation expense related to outstanding RSUs at December 31, 2019 was $2.1 million, which is expected to be recognized over a weighted-average vesting term of 0.6 years.

Employee Stock Purchase Plan

In July 2013, the Company adopted the ESPP, which permits participants to contribute up to 20% of their eligible compensation during defined rolling six-month periods to purchase the Company’s common stock. The purchase price of the shares will be 85% of the lower of the fair market value of the Company’s common stock on the first day of trading of the offering period or on the applicable purchase date. The ESPP was activated in November 2014. The Company issued 536, 3,629 and 2,430 shares of common stock under the ESPP for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had an outstanding liability of $0, $28,936 and $16,367 at December 31, 2019, 2018 and 2017, respectively, which is included in accounts payable and accrued expenses on the balance sheets, for employee contributions to the ESPP for shares pending issuance at the end of the offering period.

Stock-Based Compensation

The Company recorded stock-based compensation of $4.2 million, $3.8 million and $4.1 million for the years ended December 31, 2019, 2018 and 2017, respectively. Unrecognized compensation expense related to outstanding stock options at December 31, 2019 was $27,000, which is expected to be recognized over a weighted-average vesting term of 0.9 years.

Common Stock Reserved for Future Issuance

The following shares of common stock were reserved for future issuance at December 31, 2019 and 2018 (in thousands):

	December 31,
	2019	2018
Warrants to purchase common stock	1	1
Common stock options issued and outstanding	130	539
Common stock authorized for future option grants	395	84
RSUs outstanding	145	—
Common stock authorized for the ESPP	49	50

Total	720	674